SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation or organization)	Commission File Number 000-27039	87-0406858 (I.R.S. Employer Identification Number)

1340 West Valley Parkway Suite #205 Escondido, California 92029

(Address of Principal Executive Offices and Zip Code)

(888) 777-4362

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

(a)(1) On November 1, 2017, Marijuana Company of America, Inc. (the “Registrant”) entered into a material definitive agreement not made in the ordinary course of its business. The parties to the agreement are the Registrant and St. George Investments, LLC (“St. George”), a Utah Limited Liability Company, (“St. George”). With the exception of the entry into the subject material definitive agreement, no material relationship exists between the Registrant, or any of the Registrant’s affiliates or control persons on the one hand, and St. George, and any of its affiliates or control persons on the other hand.

(a)(2) Pursuant to a Securities Purchase Agreement between the Registrant and St. George, St. George agreed to a Secured Convertible Promissory Note in the original principal amount of $601,420.00 (the “Note”). The principal amount is convertible into shares of the Registrant’s common stock, $0.001 par value per share, based upon the terms and subject to the limitations and conditions set forth in the Note. The Registrant’s issuance of common stock upon conversion by St. George is based upon an exemption from registration provided the 1933 Securities Act. As additional consideration for the Securities Purchase Agreement, the Registrant entered into a Warrant Agreement with St. George, which provides St. George with the right to purchase at any time on or after November 1, 2017, until November 1, 2022, twenty-two million (22,000,000) shares of Company’s common stock, par value $0.001 per share (the “Common Stock”), as such number may be adjusted from time to time pursuant to the terms and conditions of the Warrant Agreement. The Registrant’s issuance of common stock upon St. George’s election to exercise the warrants is based upon an exemption from registration provided the 1933 Securities Act.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index:

Exhibit Number	Description
10.1	Securities Purchase Agreement
10.2	Secured Convertible Promissory Note
10.3	Warrant to Purchase Shares of Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 6, 2017

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Donald Steinberg

Donald Steinberg

Chief Executive Officer

(Principal Executive Officer)

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